RELATED PARTY LOANS	3 Months Ended
Mar. 31, 2012
Related Party Transactions [Abstract]
RELATED PARTY LOANS

NOTE 5. RELATED PARTY LOANS

As at March 31, 2012, affiliates and related parties are due a total of $2,159,922 which is comprised of loans to the Company of $1,468,233, accrued interest of $123,507, unpaid compensation of $552,967, and unpaid reimbursable expenses of $15,215. During the three months ended March 31, 2012, loans to the Company increased by $70,790, accrued interest increased by $24,471, and unpaid compensation increased by $69,500.

The Company’s increase in Related Party Loans of $95,271 is comprised of an increase in already outstanding cash loans of $40,790 from Huntington Chase Financial Group, accrued compensation converted to notes payable in the amount of $30,000, and accrued interest increase of $24,481. The increases in notes payable for accrued compensation is comprised of an increase of $30,000 in the already existing Senior Convertible Promissory Note (the “Senior Note”) issued to William B. Nesbitt. The Senior Note bears interest at a rate of five percent (5%) per annum, and is payable upon completion of certain funding goals of the Company. All other outstanding related party notes bear interest at the rate of seven percent (7%) per annum and are due and payable within one (1) year of receipt of written demand by the related party creditors.

In addition, an assignment of debt was effected in the amount of $60,000 as a result of the merger between Ecologic Systems, Inc. and Amazonas Florestal, Inc. The debt is part of the Share Exchange Agreement entered into on March 16, 2012 (see Note 1), and is no longer reflected as debt within the consolidated financial statements as of March 31, 2012.

The Company’s increase in Related Party Payables is due to an increase in accrued compensation of $69,500 payable to Huntington Chase, Ltd., The Kasper Group, and Calli Bucci, all related party creditors.

Accrued interest at March 31, 2012, was $123,507.